Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

CASE NAME:	NATIONAL STEEL CORPORATION, ET AL.

CASE NO:	02-08697 THROUGH 02-08738

DECLARATION UNDER PENALTY OF PERJURY

I, Kirk A. Sobecki, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

/S/ KIRK A. SOBECKI

For the Debtor In Possession

Kirk A. Sobecki
Senior Vice President and Chief Financial Officer

DATED: May 14, 2003

Exhibit 99.1

U.S. TRUSTEE MONTHLY OPERATING REPORT

March 1, 2003 to March 31, 2003

I.  National Steel Corporation Unaudited Combined Financial Statements

A. Combined Statement of Operations for month ended March 31, 2003

B. Combined Balance Sheet as of March 31, 2003

C. Combined Statement of Cash Flows for the month ended March 31, 2003

D. Notes to the Unaudited Combined Financial Statements

II.  Schedule of Disbursements

Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES

CASE NOS: 02-08697 THROUGH 02-08738

DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002

COMBINED STATEMENT OF OPERATIONS

(In Millions of Dollars)

(Unaudited)

Month Ended March 31, 2003
Net Sales	$225.9
Cost of products sold	228.0
Selling, general and administrative expense	13.8
Depreciation	12.7
Equity income of affiliates	(0.1)
Other items (credit)	106.6

Loss from Operations before Reorganization Items	(135.1)
Reorganization items	4.1
Financing costs	1.3
Net gain on disposal of assets and other related activities	(5.3)

Loss before Income Taxes	(135.2)
Income tax expense	0.1

Net Loss	$(135.3)

See notes to the combined financial statements

Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES

CASE NOS: 02-08697 THROUGH 02-08738

DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002

COMBINED BALANCE SHEET

(In Millions of Dollars)

(Unaudited)

March 31, 2003
ASSETS
Current assets
Cash and cash equivalents	$9.0
Receivables—net	247.3
Inventories—net	344.7
Deferred tax assets	4.7
Other	35.2

Total current assets	640.9
Investments in affiliated companies	11.9
Property, plant and equipment, net	1,218.3
Deferred tax assets	43.3
Intangible pension asset	—
Other assets	113.5

$2,027.9

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities
Accounts payable	$108.1
Debtor-in-possession financing	124.5
Salaries, wages, benefits and related taxes	92.1
Property taxes	28.2
Other accrued liabilities	52.0

Total current liabilities	404.9

Other long-term liabilities	4.1

Liabilities subject to compromise	2,620.1

Stockholders’ deficit
Common Stock—par value $.01:
Class A—authorized 30,000,000 shares, issued and outstanding 22,100,000	0.2
Class B—authorized 65,000,000 shares; issued 21,188,240; outstanding 19,188,240	0.2
Additional paid-in-capital	491.8
Retained deficit	(710.6)
Treasury stock, at cost: 2,000,000 shares	(16.3)
Accumulated other comprehensive loss:
Unrealized loss on derivative instruments	—
Minimum pension liability	(766.5)

Total stockholders’ deficit	(1,001.2)

$2,027.9

See notes to the combined financial statements

Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES

CASE NOS: 02-08697 THROUGH 02-08738

DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002

COMBINED STATEMENT OF CASH FLOWS

(In Millions of Dollars)

(Unaudited)

Month Ended March 31, 2003
Cash Flows from Operating Activities
Net loss	$(135.3)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	12.7
Reorganization items	4.1
Other items	106.6
Net gain on disposal of assets	(5.3)
Changes in assets and liabilities:
Receivables—trade	25.1
Receivables—allowance	(2.1)
Inventories	31.4
Accounts payable	(19.8)
Pension liability	2.7
Postretirement benefits	4.2
Accrued liabilities	0.5
Other	6.2

Net Cash Provided by Operating Activities Before Reorganization Items	31.0
Reorganization items (excluding non-cash charges)	(2.4)

Net Cash Provided by Operating Activities	28.6
Cash Flows from Investing Activities
Purchases of property and equipment	(1.6)
Net proceeds from disposal of assets	8.3

Net Cash Provided by Investing Activities	6.7
Cash Flows from Financing Activities
Borrowings—net	(23.8)
Debt repayments	(2.8)
Debt issuance costs	(0.3)

Net Cash Used in Financing Activities	(26.9)

Net Increase in Cash and Cash Equivalents	8.4
Cash and cash equivalents at the beginning of the period	0.6

Cash and cash equivalents at the end of the period	$9.0

See notes to the combined financial statements

Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES

CASE NOS: 02-08697 THROUGH 02-08738

DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002

NOTES TO THE COMBINED FINANCIAL STATEMENTS

NOTE 1 — BASIS OF PRESENTATION

The accompanying combined financial statements presented herein have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business and do not reflect adjustments that might result if the Debtors are unable to continue as a going concern. As a result of National Steel Corporation (the “Company”) and forty-one of its domestic subsidiaries (collectively the “Debtors”) filing for relief under Chapter 11 of Title 11 of the United States Code, however, such matters are subject to significant uncertainty.

The Debtor’s financial statements presented herein, have been prepared in conformity with the AICPA’s Statement of Position No. 90-7, Financial Reporting by Entities in Reorganization Under the Bankruptcy Code, issued November 19, 1990 (“SOP 90-7”). SOP 90-7 requires a segregation of liabilities subject to compromise by the Court as of the filing date and identification of all transactions and events that are directly associated with the reorganization of the Company. Certain majority owned subsidiaries of the Company have been excluded from the financial results, as they were not included in the Chapter 11 filings. Total assets for these entities were $6.5 million as of March 31, 2003 and the net loss was $0.1 million for the month ended March 31, 2003.

Preparation of the combined financial statements for the month ended March 31, 2003 requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenue and expense during the applicable periods. Actual results could differ from those estimates.

The financial results presented for the month ended March 31, 2003 are not necessarily indicative of results of operations for the full year. The Annual Report of NSC on Form 10-K for the year ended December 31, 2002 contains additional information and should be read in conjunction with this report.

NOTE 2 — REORGANIZATION ITEMS

Reorganization items are comprised of items of income, expense and loss that were realized or incurred by the Company as a result of its decision to reorganize under Chapter 11 of the Bankruptcy Code. The following summarizes the reorganization charges provided by the Company:

Month Ended March 31, 2003
Professional and other fees	$2.8
Provision for potential additional costs on long-term agreements	1.0
Vendor Settlement	0.1
Other	0.2

$4.1

Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES

CASE NOS: 02-08697 THROUGH 02-08738

DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002

NOTES TO THE COMBINED FINANCIAL STATEMENTS

NOTE 3 — INTEREST EXPENSE

Interest at the stated contractual amount on unsecured and undersecured debt that was not charged to earnings for the month ended March 31, 2003 was approximately $4.0 million.

NOTE 4 — LIABILITIES SUBJECT TO COMPROMISE

The principal categories of claims classified as liabilities subject to compromise under reorganization proceedings are identified below. All amounts below may be subject to future adjustment depending on Court action, further developments with respect to disputed claims, or other events. Additional claims may arise resulting from rejection of additional executory contracts or unexpired leases by the Company. Under an approved final plan of reorganization, these claims may be settled at amounts substantially less than their allowed amounts.

Recorded liabilities subject to compromise under the Chapter 11 proceedings consisted of the following:

March 31, 2003
Accounts payable	$152.2
Short-term borrowings	100.0
Salaries, wages, benefits and related taxes	105.7
Pension liabilities	349.7
Minimum pension liabilities	766.5
Property taxes	49.7
Income taxes	1.7
Other accrued liabilities	69.5
Long-term obligations	503.6
Postretirement benefits other than pensions	417.7
Other long-term liabilities	103.8

$2,620.1

Pursuant to the terms of the Company’s Secured Super Priority Debtor in Possession Credit Agreement (“DIP Facility”), as approved by the Court, all cash received by the Company was first applied to outstanding claims under the previously existing Credit Agreement and after all such claims have been paid, to outstanding obligations under the DIP Facility. During April 2002, all outstanding claims under the previously existing Credit Agreement were paid. All outstanding borrowings under the DIP Facility are shown under the caption “Debtor-in-possession financing” on the Combined Balance Sheet.

Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

CASE NAME:  National Steel Corporation, et al.            CASE NOs:  02-08697 through 02-08738

SCHEDULE OF DISBURSEMENTS

Case No.		Month Ended March 31, 2003
02-08699	National Steel Corporation (Delaware)	$194,659,320
02-08697	Granite City Steel Company	0
02-08698	National Materials Procurement Corporation	0
02-08738	National Steel Corporation (New York)	0
02-08700	American Steel Corporation	0
02-08704	D.W. Pipeline Corporation	0
02-08707	Granite Intake Corporation	0
02-08713	Great Lakes Steel Corporation	0
02-08715	The Hanna Furnace Corporation	0
02-08719	Hanna Ore Mining Corporation	0
02-08723	Ingleside Channel & Dock Co.	0
02-08728	Ingleside Holdings L.P.	0
02-08731	Ingleside Point Corporation	0
02-08737	Liberty Pipe and Tube, Inc.	0
02-08701	Mid-Coast Minerals Corporation	0
02-08705	Midwest Steel Corporation	0
02-08710	NS Holdings Corporation	2,929
02-08714	NS Land Company	0
02-08717	NS Technologies, Inc.	0
02-08721	NSC Realty Corporation	0
02-08726	NSL, Inc.	2,012,886
02-08729	Natcoal, Inc.	0
02-08732	National Acquisition Corporation	0
02-08735	National Caster Acquisition Corporation	0
02-08736	National Caster Operating Corporation	0
02-08702	National Casting Corporation	0
02-08706	National Coal Mining Company	0
02-08709	National Coating Limited Corporation	0
02-08711	National Coating Line Corporation	0
02-08716	National Mines Corporation	0
02-08720	National Ontario Corporation	0
02-08724	National Ontario II, Limited	0
02-08725	National Pickle Line Corporation	0
02-08733	National Steel Funding Corporation	0
02-08703	National Steel Pellet Company	3,693,097
02-08708	Natland Corporation	0
02-08712	Peter White Coal Mining Corp.	0
02-08718	ProCoil Corporation	1,418,186
02-08722	Puritan Mining Company	0
02-08727	Rostraver Corporation	0
02-08730	Skar-Ore Steamship Corporation	0
02-08734	The Teal Lake Iron Mining Company	0

		$201,786,418